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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                December 7, 1999



                         FOX ENTERTAINMENT GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        1-14595                    95-457754
------------------                  -------                    ---------
(State or other                 (Commission File               (IRS Employer
 jurisdiction of                 Number)                        Identification
 incorporation)                                               No.)

                          1211 Avenue of the Americas
                            New York, New York 10036
                  --------------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code:  (212) 852-7111



                 ----------------------------------------------
                 (Former Address, if changed since last report)
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Item 5.   Other Events.
          -------------

          The News Corporation Limited ("TNCL"), the majority stockholder of Fox Entertainment Group, Inc. (the "Company"), announced on December 7, 1999, that TNCL and Healtheon/WebMD had agreed to enter into a series of related transactions. The Company will, directly or indirectly, participate in certain of these transactions.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 8, 1999.


                         FOX ENTERTAINMENT GROUP, INC.


                         By:   /s/ Lawrence A. Jacobs
                              ----------------------------------------
                              Name:  Lawrence A. Jacobs
                              Title: Secretary
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                               INDEX TO EXHIBITS


     Exhibit   Description
     -------   -----------

     (99) Statement by The News Corporation Limited, the majority stockholder of the Company.